SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 2, 2014

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, CT	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 976-4636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 2, 2014 (the “Closing Date”), XPO Logistics, Inc., a Delaware Corporation (“XPO”), completed the acquisition of New Breed Holding Company, a Delaware corporation (“New Breed”), pursuant to the terms of the Agreement and Plan of Merger, dated as of July 29, 2014 (the “Merger Agreement”), by and among XPO, New Breed, Nexus Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of XPO (“Merger Sub”), and NB Representative, LLC, solely in its capacity as the representative for New Breed’s stockholders. Under the terms of the Merger Agreement, Merger Sub merged with and into New Breed (the “Merger”) with New Breed surviving the Merger as a wholly owned subsidiary of XPO. The Merger was effective upon filing of a certificate of merger with the Secretary of State of the State of Delaware on September 2, 2014 (the “Effective Time”).

At the Effective Time, pursuant to the terms of the Merger Agreement, XPO paid an aggregate consideration of $615 million in cash (the “Closing Date Purchase Price”) to acquire New Breed on a cash-free, debt-free basis, adjusted for an agreed-upon working capital balance as of the Closing Date.

The Closing Date Purchase Price was funded in part by the funds from XPO’s previously announced private placement of $500 million aggregate principal amount of 7.875% senior notes due September 1, 2019 (the “Notes”). The private placement of the Notes was completed on August 25, 2014, and the proceeds had been held in escrow pending the completion of the Merger.

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference to Exhibit 2.1.

Item 3.02 Unregistered Sales of Equity Securities

At the Effective Time, Louis DeJoy, Chief Executive Officer of New Breed, together with entities affiliated with Mr. DeJoy, purchased $30 million of XPO common stock at a per share purchase price in cash equal to (1) the closing price of XPO’s common stock on the New York Stock Exchange on July 29, 2014 with respect to 50% of such purchase and (2) the closing price of XPO’s common stock on the New York Stock Exchange on the trading day immediately preceding the Closing Date with respect to the remaining 50% of such purchase. The XPO common stock issued to Mr. DeJoy and his affiliated entities was issued pursuant to Section 4(a)(2) of the U.S. Securities Act of 1933, as amended, and Regulation D promulgated by the U.S. Securities and Exchange Commission thereunder.

Item 7.01 Regulation FD Disclosure.

On September 2, 2014, XPO issued a press release announcing the completion of the Merger. The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(b)	Pro Forma Financial Information.

The financial statements and pro forma financial information required to be filed under Item 9.01 of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 75 days after the Closing Date.

(d)	Exhibits.

Exhibit	Description of Document

2.1	Agreement and Plan of Merger, dated as of July 29, 2014, by and among New Breed Holding Company, XPO Logistics, Inc., Nexus Merger Sub, Inc. and NB Representative, LLC, in its capacity as the Representative (Incorporated by reference to Exhibit 2.1 to XPO’s current report on Form 8-K filed with the SEC on July 30, 2014 (File No. 001-32172))

99.1	XPO Logistics, Inc. Press Release, dated September 2, 2014

Forward Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, those discussed in XPO’s filings with the SEC and the following: economic conditions generally; competition; XPO’s ability to find suitable acquisition candidates and execute its acquisition strategy; the expected impact of the acquisition of New Breed, including the expected impact on XPO’s results of operations; XPO’s ability to raise debt and equity capital; XPO’s ability to attract and retain key employees to execute its growth strategy, including New Breed’s management team; litigation, including litigation related to alleged misclassification of independent contractors; the ability to develop and implement a suitable information technology system; the ability to maintain positive relationships with XPO’s networks of third-party transportation providers; the ability to retain XPO’s and acquired companies’ largest customers; XPO’s ability to successfully integrate New Breed and other acquired businesses and realize anticipated synergies and cost savings; rail and other network changes; weather and other service disruptions; and governmental regulation. All forward-looking statements set forth in this report are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO or its businesses or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and XPO undertakes no obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPO LOGISTICS INC.

Date: September 2, 2014	/s/ Gordon E. Devens
Gordon E. Devens Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description of Document

2.1	Agreement and Plan of Merger, dated as of July 29, 2014, by and among New Breed Holding Company, XPO Logistics, Inc., Nexus Merger Sub, Inc. and NB Representative, LLC, in its capacity as the Representative (Incorporated by reference to Exhibit 2.1 to XPO’s current report on Form 8-K filed with the SEC on July 30, 2014 (File No. 001-32172))

99.1	XPO Logistics, Inc. Press Release, dated September 2, 2014